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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 April 26, 1999
                       (Date of earliest event reported)


                        NORFOLK SOUTHERN RAILWAY COMPANY
             (Exact name of Registrant as specified in its charter)



                                  1-473; 1-3744
Virginia                         1-4793; 1-546-2              53-600201 6
(State of                    (Commission File No.)           (IRS Employer
Incorporation)                                             Identification No.)




                   Three Commercial Place, Norfolk, Virginia
              23510-9241 (Address of principal executive offices,
                              including zip code)



        Registrant's telephone number, including area code (757)629-2680



                                   No Change
         (Former name or former address, if changed since last report)





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Item 7.  Exhibits

            99      Copy of the Norfolk Southern Corporation's press release
dated April 26, 1999.


                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            NORFOLK SOUTHERN RAILWAY COMPANY
                                                         (Registrant)



                                            By: /s/ Dezora M. Martin
                                               --------------------------------
                                               Dezora M. Martin
                                               Corporate Secretary



Date:  April 26, 1999









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                                 EXHIBIT INDEX
                                 -------------


Exhibit
Number
System                     Description
------                     -----------

99                         Copy of Norfolk Southern Corporation's
                           press release dated April 26, 1999.





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